UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2006

CCC INFORMATION SERVICES GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28600	54-1242469
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Trade Center Chicago

444 Merchandise Mart

Chicago, Illinois 60654

(Address of Principal Executive Offices)

312- 222-4636

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 24, 2006, purported stockholders of CCC Information Services Group Inc. (“CCC” or the “Company”) filed a putative class action complaint in the Court of Chancery of the State of Delaware, allegedly on behalf of themselves and all other stockholders of the Company, against the Company and the members of the Company’s board of directors, concerning the proposed merger of the Company and Cougar Merger Sub, Inc., a wholly-owned subsidiary of Cougar Holdings, Inc. Cougar Holdings, Inc. and Cougar Merger Sub, Inc. are affiliates of Investcorp S.A., a global investment group. The complaint alleges, among other things, that the members of the Company’s board of directors violated their fiduciary duties to the Company’s stockholders in connection with the proposed merger and that certain disclosures in the definitive Proxy Statement filed with the SEC related to the proposed merger are incomplete and misleading. The complaint seeks, among other things, certification of a class of stockholders, a declaration that the Company’s board of directors breached its fiduciary duties, injunctive relief against the consummation of the proposed merger, unspecified compensatory damages and an unspecified amount for fees and costs, including fees and costs of plaintiff’s counsel and experts. The Company believes that the lawsuit is without merit and intends to defend vigorously against the action. This summary and description of the complaint are qualified in their entirety by reference to the complaint, which has been filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

On January 26, 2006, plaintiffs in such action filed a motion for preliminary injunction requesting that the court, among other things, enjoin or postpone the special meeting of the Company’s stockholders and the completion of the proposed merger. The court declined to schedule a hearing with respect to plaintiffs’ motion. As previously announced, the special meeting of the Company’s stockholders is scheduled for Thursday, February 9, 2006, for the purpose of approving the adoption of the merger agreement.

On January 9, 2006, CCC filed a definitive Proxy Statement with the SEC in connection with the solicitation of proxies relating to the proposed merger. The Proxy Statement was mailed to CCC stockholders on January 11, 2006. Investors and stockholders are urged to read the Proxy Statement carefully because it contains important information about CCC, the transaction and related matters. Investors and security holders may obtain free copies of the Proxy Statement and other documents filed with the SEC by CCC through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders may obtain free copies of the Proxy Statement from CCC by contacting Georgeson Shareholder Communications Inc., 17 State Street, New York, NY 10004, or by telephone at (877) 901-6134.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding CCC’s directors and executive officers is contained in the Proxy Statement, CCC’s Annual Report on Form 10-K for the year ended December 31, 2004 and its Proxy Statement, filed on Schedule 14A, dated April 22, 2005, which are filed with the SEC. These documents are available free of charge at the SEC’s web site www.sec.gov.

Certain statements in this communication, including statements regarding the proposed merger, are forward-looking and may involve a number of risks and uncertainties. Certain factors that could cause actual events not to occur as expressed in the forward-looking statements include, but are not limited to, the failure to satisfy various conditions contained in the merger agreement. Other risks and uncertainties concerning CCC’s performance are set forth in reports and documents filed by CCC with the SEC from time to time. Please use caution in placing reliance on forward-looking statements. CCC has based these forward-looking statements on information currently available and disclaims any intention or obligation to update or revise any forward-looking statement.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Complaint filed in the Court of Chancery of New Castle County, State of Delaware, captioned James Donovan and Linda Donovan, on behalf of themselves and all others similarly situated, v. CCC Information Services Group Inc., et al., Civil Action No. 1903-N, filed January 24, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2006

CCC INFORMATION SERVICES GROUP INC.

By:	/s/ David D. Merritt
David D. Merritt
Assistant General Counsel and
Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1	Complaint filed in the Court of Chancery of New Castle County, State of Delaware, captioned James Donovan and Linda Donovan, on behalf of themselves and all others similarly situated, v. CCC Information Services Group Inc., et al., Civil Action No. 1903-N, filed January 24, 2006.